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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                         event reported) August 3, 2007
                                 (July 27, 2007)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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     DELAWARE                     0-23317                   06-1411336
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(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)
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                            50 West Watkins Mill Road
                          Gaithersburg, Maryland 20878
                    (Address of principal executive offices)

                                 (301) 987-1700
                         (Registrant's telephone number,
                              including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.         FINANCIAL INFORMATION

Item 2.02.         Results of Operations and Financial Condition

On July 27, 2007, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the Second Quarter ended June 30, 2007.

A copy of the Company's press release is attached hereto as Exhibit 99.1.


SECTION 9.         FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.         Financial Statements and Exhibits.

(c)    Exhibits

       Exhibit Number            Description
----------------------------     -----------------------------------------------

           99.1 Press Release issued by Gene Logic Inc. dated July 27, 2007 with respect to second quarter 2007 financial results.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENE LOGIC INC.

Date: August 2, 2007                  By:  /s/Charles L. Dimmler, III
                                           -------------------------------------
                                           Charles L. Dimmler, III
                                           Chief Executive Officer and President



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                                  EXHIBIT INDEX



Exhibit Number       Description
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       99.1          Press Release issued by Gene Logic Inc. dated July 27, 2007 with respect to second quarter 2007 financial results.



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